Exhibit 2iF
                                                                  ATTACHMENT F-1
                                                     [Paragon Investment Letter]



Optelecom, Inc.
9300 Gaither Road
Gaithersburg, Maryland   20877

Attention: Edmund D. Ludwig, President

Dear Sirs:

         Paragon Audio Visual Limited, a United Kingdom company (the "Company"), and the beneficial owners of the outstanding common shares of the Company (the "Paragon Stockholders") have entered into an Agreement (the "Agreement") with Optelecom, Inc., a Delaware corporation ("Optelecom"), which contemplates Optelecom's acquisition of certain assets of the Company and issuance to the Company, in partial consideration for the assets, of the number of shares of Optelecom common stock determined by the formula set forth in the Agreement (the "Shares"). The Agreement contemplates that, promptly after the effective time of the foregoing transaction, the Company will distribute the Optelecom Shares to the Paragon Stockholders. The Company understands that upon distribution of the shares Optelecom will issue certificates only to those Paragon Stockholders who have executed letters that contain representations, warranties, agreements and consents that are substantially the same as those contained in this letter. The following statements are qualified to the extent necessary to account for the Company's distribution of the Shares to the Paragon Stockholders. With respect to the Shares, the Company hereby represents and warrants to Optelecom and agrees and consents as follows:

         (1) The Company is acquiring the Shares for investment and not with a view to the resale or distribution thereof. The Company has no present intention of selling or otherwise disposing of all or any part of the Shares. The Company is acquiring the Shares for its own account. No other person will have a direct or indirect beneficial interest in the Shares.

         (2) The Company understands that the Shares are not registered under the Securities Act of 1933 (the "Act"); that the Shares are being issued in reliance upon the provisions of Section 4(2) of the Act, exempting from the registration requirements of the Act transactions not involving any public offering; that the Shares must be held indefinitely unless they are subsequently registered under the Act or unless an exemption from such registration is available, such as that provided by Rule 144 under the Act; and that Optelecom is under no obligation to register the Shares, except as provided in the Agreement, or to comply with any condition required for an exemption from registration.

         (3) Either alone or together with a "purchaser representative" (as defined in Rule 501(h) under the Act), the Company has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of acquiring the Shares, has adequate means of providing for current needs and contingencies, is able to bear the economic risk of acquiring the Shares, has no need for liquidity with respect to such investment and could afford the complete loss thereof. The Company, either alone or together with a purchaser representative, has received and examined the Form 10-K Annual Report of Optelecom for the year ended December 31, 1996, the Form 10-Q Quarterly Reports of Optelecom for the periods ended March 31, June 30 and September 30, 1997, the Definitive Proxy Statement of Optelecom for its annual meeting of stockholders held April 30, 1997, and other information concerning Optelecom, and has had the opportunity to request additional information from and to ask questions of Optelecom.

         (4) The Company agrees not to sell any of the Shares without registration under applicable United States federal and state securities laws or an opinion of counsel satisfactory to Optelecom that registration under applicable federal and state securities laws is not required.

         (5) The Company consents to the issuance of stop transfer instructions to Optelecom's transfer agent with respect to the Shares, to the notation of stop transfer instructions in appropriate records of Optelecom and to the placement of restrictive legend on the certificates evidencing the Shares in substantially the following form:

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.



Dated: December 12, 1997                           Very truly yours,

                                                   PARAGON AUDIO VISUAL LIMITED



                                                   By /s/ David A. Brown
                                                      --------------------------
                                                          David A. Brown
                                                          Chairman

                                                                  ATTACHMENT F-2
                                         [Paragon Stockholder Investment Letter]



Optelecom, Inc.
9300 Gaither Road
Gaithersburg, Maryland   20877

Attention: Edmund D. Ludwig, President

Dear Sirs:

         Paragon Audio Visual Limited, a United Kingdom company (the "Company"), and the beneficial owners of the outstanding common shares of the Company (the "Paragon Stockholders") have entered into an Agreement (the "Agreement") with Optelecom, Inc., a Delaware corporation ("Optelecom"), which contemplates Optelecom's acquisition of certain assets of the Company and issuance to the Company, in partial consideration for the assets, of the number of shares of Optelecom common stock determined by the formula set forth in the Agreement (the "Optelecom Shares"). The Agreement contemplates that, promptly after the effective time of the foregoing transaction, the Company will distribute the Optelecom Shares to the Paragon Stockholders. The Optelecom Shares to be distributed to the undersigned are hereinafter referred to as the "Shares." With respect to the Shares, the undersigned hereby represents and warrants to Optelecom and agrees and consents as follows:

         (1) The undersigned is acquiring the Shares for investment and not with a view to the resale or distribution thereof. The undersigned has no present intention of selling or otherwise disposing of all or any part of the Shares, except for sales which may be made pursuant to the registration statement provided for in the Agreement. The undersigned is acquiring the Shares for his own account. No other person will have a direct or indirect beneficial interest in the Shares. If the Shares are registered at the request of the undersigned in a name other than the name of the undersigned, such registration shall not confer any beneficial interest in the Shares to anyone other than the undersigned who shall retain the sole economic interest in the Shares and the sole right to vote or direct the voting of the Shares and the sole right to dispose or direct the disposition of the Shares.

         (2) The undersigned understands that the Shares are not registered under the Securities Act of 1933 (the "Act"); that the Shares are being issued in reliance upon the provisions of Section 4(2) of the Act, exempting from the registration requirements of the Act transactions not involving any public offering; that the Shares must be held indefinitely unless they are subsequently registered under the Act or unless an exemption from such registration is available, such as that provided by Rule 144 under the Act; and that Optelecom is under no obligation to register the Shares, except as provided in the Agreement, or to comply with any condition required for an exemption from registration.

         (3) Either alone or together with a "purchaser representative" (as defined in Rule 501(h) under the Act), the undersigned has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of acquiring the Shares, has adequate means of providing for current needs and contingencies, is able to bear the economic risk of acquiring the Shares, has no need for liquidity with respect to such investment and could afford the complete loss thereof. The undersigned, either alone or together with a purchaser representative, has received and examined the Form 10-K Annual Report of Optelecom for the year ended December 31, 1996, the Form 10-Q Quarterly Reports of Optelecom for the periods ended March 31, June 30 and September 30, 1997, the Definitive Proxy Statement of Optelecom for its annual meeting of stockholders held April 30, 1997, and other information concerning Optelecom, and has had the opportunity to request additional information from and to ask questions of Optelecom.

         (4) The undersigned agrees not to sell any of the Shares without registration under applicable United States federal and state securities laws or an opinion of counsel satisfactory to Optelecom that registration under applicable federal and state securities laws is not required.

         (5) The undersigned consents to the issuance of stop transfer instructions to Optelecom's transfer agent with respect to the Shares, to the notation of stop transfer instructions in appropriate records of Optelecom and to the placement of restrictive legend on the certificates evidencing the Shares in substantially the following form:

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.



Dated: December 12, 1997                            Very truly yours,


                                                    /s/ David A. Brown
                                                    ----------------------------
                                                    David A. Brown

                                                                  ATTACHMENT F-2
                                         [Paragon Stockholder Investment Letter]



Optelecom, Inc.
9300 Gaither Road
Gaithersburg, Maryland   20877

Attention: Edmund D. Ludwig, President

Dear Sirs:

         Paragon Audio Visual Limited, a United Kingdom company (the "Company"), and the beneficial owners of the outstanding common shares of the Company (the "Paragon Stockholders") have entered into an Agreement (the "Agreement") with Optelecom, Inc., a Delaware corporation ("Optelecom"), which contemplates Optelecom's acquisition of certain assets of the Company and issuance to the Company, in partial consideration for the assets, of the number of shares of Optelecom common stock determined by the formula set forth in the Agreement (the "Optelecom Shares"). The Agreement contemplates that, promptly after the effective time of the foregoing transaction, the Company will distribute the Optelecom Shares to the Paragon Stockholders. The Optelecom Shares to be distributed to the undersigned are hereinafter referred to as the "Shares." With respect to the Shares, the undersigned hereby represents and warrants to Optelecom and agrees and consents as follows:

         (1) The undersigned is acquiring the Shares for investment and not with a view to the resale or distribution thereof. The undersigned has no present intention of selling or otherwise disposing of all or any part of the Shares, except for sales which may be made pursuant to the registration statement provided for in the Agreement. The undersigned is acquiring the Shares for his own account. No other person will have a direct or indirect beneficial interest in the Shares. If the Shares are registered at the request of the undersigned in a name other than the name of the undersigned, such registration shall not confer any beneficial interest in the Shares to anyone other than the undersigned who shall retain the sole economic interest in the Shares and the sole right to vote or direct the voting of the Shares and the sole right to dispose or direct the disposition of the Shares.

         (2) The undersigned understands that the Shares are not registered under the Securities Act of 1933 (the "Act"); that the Shares are being issued in reliance upon the provisions of Section 4(2) of the Act, exempting from the registration requirements of the Act transactions not involving any public offering; that the Shares must be held indefinitely unless they are subsequently registered under the Act or unless an exemption from such registration is available, such as that provided by Rule 144 under the Act; and that Optelecom is under no obligation to register the Shares, except as provided in the Agreement, or to comply with any condition required for an exemption from registration.

         (3) Either alone or together with a "purchaser representative" (as defined in Rule 501(h) under the Act), the undersigned has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of acquiring the Shares, has adequate means of providing for current needs and contingencies, is able to bear the economic risk of acquiring the Shares, has no need for liquidity with respect to such investment and could afford the complete loss thereof. The undersigned, either alone or together with a purchaser representative, has received and examined the Form 10-K Annual Report of Optelecom for the year ended December 31, 1996, the Form 10-Q Quarterly Reports of Optelecom for the periods ended March 31, June 30 and September 30, 1997, the Definitive Proxy Statement of Optelecom for its annual meeting of stockholders held April 30, 1997, and other information concerning Optelecom, and has had the opportunity to request additional information from and to ask questions of Optelecom.

         (4) The undersigned agrees not to sell any of the Shares without registration under applicable United States federal and state securities laws or an opinion of counsel satisfactory to Optelecom that registration under applicable federal and state securities laws is not required.

         (5) The undersigned consents to the issuance of stop transfer instructions to Optelecom's transfer agent with respect to the Shares, to the notation of stop transfer instructions in appropriate records of Optelecom and to the placement of restrictive legend on the certificates evidencing the Shares in substantially the following form:

             THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.



Dated: December 12, 1997                           Very truly yours,


                                                   /s/ Mark D. Brown
                                                   -----------------------------
                                                   Mark D. Brown

                                                                  ATTACHMENT F-2
                                         [Paragon Stockholder Investment Letter]



Optelecom, Inc.
9300 Gaither Road
Gaithersburg, Maryland   20877

Attention: Edmund D. Ludwig, President

Dear Sirs:

         Paragon Audio Visual Limited, a United Kingdom company (the "Company"), and the beneficial owners of the outstanding common shares of the Company (the "Paragon Stockholders") have entered into an Agreement (the "Agreement") with Optelecom, Inc., a Delaware corporation ("Optelecom"), which contemplates Optelecom's acquisition of certain assets of the Company and issuance to the Company, in partial consideration for the assets, of the number of shares of Optelecom common stock determined by the formula set forth in the Agreement (the "Optelecom Shares"). The Agreement contemplates that, promptly after the effective time of the foregoing transaction, the Company will distribute the Optelecom Shares to the Paragon Stockholders. The Optelecom Shares to be distributed to the undersigned are hereinafter referred to as the "Shares." With respect to the Shares, the undersigned hereby represents and warrants to Optelecom and agrees and consents as follows:

         (1) The undersigned is acquiring the Shares for investment and not with a view to the resale or distribution thereof. The undersigned has no present intention of selling or otherwise disposing of all or any part of the Shares, except for sales which may be made pursuant to the registration statement provided for in the Agreement. The undersigned is acquiring the Shares for his own account. No other person will have a direct or indirect beneficial interest in the Shares. If the Shares are registered at the request of the undersigned in a name other than the name of the undersigned, such registration shall not confer any beneficial interest in the Shares to anyone other than the undersigned who shall retain the sole economic interest in the Shares and the sole right to vote or direct the voting of the Shares and the sole right to dispose or direct the disposition of the Shares.

         (2) The undersigned understands that the Shares are not registered under the Securities Act of 1933 (the "Act"); that the Shares are being issued in reliance upon the provisions of Section 4(2) of the Act, exempting from the registration requirements of the Act transactions not involving any public offering; that the Shares must be held indefinitely unless they are subsequently registered under the Act or unless an exemption from such registration is available, such as that provided by Rule 144 under the Act; and that Optelecom is under no obligation to register the Shares, except as provided in the Agreement, or to comply with any condition required for an exemption from registration.

         (3) Either alone or together with a "purchaser representative" (as defined in Rule 501(h) under the Act), the undersigned has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of acquiring the Shares, has adequate means of providing for current needs and contingencies, is able to bear the economic risk of acquiring the Shares, has no need for liquidity with respect to such investment and could afford the complete loss thereof. The undersigned, either alone or together with a purchaser representative, has received and examined the Form 10-K Annual Report of Optelecom for the year ended December 31, 1996, the Form 10-Q Quarterly Reports of Optelecom for the periods ended March 31, June 30 and September 30, 1997, the Definitive Proxy Statement of Optelecom for its annual meeting of stockholders held April 30, 1997, and other information concerning Optelecom, and has had the opportunity to request additional information from and to ask questions of Optelecom.

         (4) The undersigned agrees not to sell any of the Shares without registration under applicable United States federal and state securities laws or an opinion of counsel satisfactory to Optelecom that registration under applicable federal and state securities laws is not required.

         (5) The undersigned consents to the issuance of stop transfer instructions to Optelecom's transfer agent with respect to the Shares, to the notation of stop transfer instructions in appropriate records of Optelecom and to the placement of restrictive legend on the certificates evidencing the Shares in substantially the following form:

             THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.



Dated: December 12, 1997                           Very truly yours,


                                                   /s/ Andrew S. Brown
                                                   -----------------------------
                                                   Andrew S. Brown

                                                                  ATTACHMENT F-2
                                         [Paragon Stockholder Investment Letter]



Optelecom, Inc.
9300 Gaither Road
Gaithersburg, Maryland   20877

Attention: Edmund D. Ludwig, President

Dear Sirs:

         Paragon Audio Visual Limited, a United Kingdom company (the "Company"), and the beneficial owners of the outstanding common shares of the Company (the "Paragon Stockholders") have entered into an Agreement (the "Agreement") with Optelecom, Inc., a Delaware corporation ("Optelecom"), which contemplates Optelecom's acquisition of certain assets of the Company and issuance to the Company, in partial consideration for the assets, of the number of shares of Optelecom common stock determined by the formula set forth in the Agreement (the "Optelecom Shares"). The Agreement contemplates that, promptly after the effective time of the foregoing transaction, the Company will distribute the Optelecom Shares to the Paragon Stockholders. The Optelecom Shares to be distributed to the undersigned are hereinafter referred to as the "Shares." With respect to the Shares, the undersigned hereby represents and warrants to Optelecom and agrees and consents as follows:

         (1) The undersigned is acquiring the Shares for investment and not with a view to the resale or distribution thereof. The undersigned has no present intention of selling or otherwise disposing of all or any part of the Shares, except for sales which may be made pursuant to the registration statement provided for in the Agreement. The undersigned is acquiring the Shares for his own account. No other person will have a direct or indirect beneficial interest in the Shares. If the Shares are registered at the request of the undersigned in a name other than the name of the undersigned, such registration shall not confer any beneficial interest in the Shares to anyone other than the undersigned who shall retain the sole economic interest in the Shares and the sole right to vote or direct the voting of the Shares and the sole right to dispose or direct the disposition of the Shares.

         (2) The undersigned understands that the Shares are not registered under the Securities Act of 1933 (the "Act"); that the Shares are being issued in reliance upon the provisions of Section 4(2) of the Act, exempting from the registration requirements of the Act transactions not involving any public offering; that the Shares must be held indefinitely unless they are subsequently registered under the Act or unless an exemption from such registration is available, such as that provided by Rule 144 under the Act; and that Optelecom is under no obligation to register the Shares, except as provided in the Agreement, or to comply with any condition required for an exemption from registration.

         (3) Either alone or together with a "purchaser representative" (as defined in Rule 501(h) under the Act), the undersigned has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of acquiring the Shares, has adequate means of providing for current needs and contingencies, is able to bear the economic risk of acquiring the Shares, has no need for liquidity with respect to such investment and could afford the complete loss thereof. The undersigned, either alone or together with a purchaser representative, has received and examined the Form 10-K Annual Report of Optelecom for the year ended December 31, 1996, the Form 10-Q Quarterly Reports of Optelecom for the periods ended March 31, June 30 and September 30, 1997, the Definitive Proxy Statement of Optelecom for its annual meeting of stockholders held April 30, 1997, and other information concerning Optelecom, and has had the opportunity to request additional information from and to ask questions of Optelecom.

         (4) The undersigned agrees not to sell any of the Shares without registration under applicable United States federal and state securities laws or an opinion of counsel satisfactory to Optelecom that registration under applicable federal and state securities laws is not required.

         (5) The undersigned consents to the issuance of stop transfer instructions to Optelecom's transfer agent with respect to the Shares, to the notation of stop transfer instructions in appropriate records of Optelecom and to the placement of restrictive legend on the certificates evidencing the Shares in substantially the following form:

             THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.



Dated: December 12, 1997                           Very truly yours,


                                                   /s/ Darren N. Brown
                                                   -----------------------------
                                                   Darren N. Brown

                                                                  ATTACHMENT F-2
                                         [Paragon Stockholder Investment Letter]



Optelecom, Inc.
9300 Gaither Road
Gaithersburg, Maryland   20877

Attention: Edmund D. Ludwig, President

Dear Sirs:

         Paragon Audio Visual Limited, a United Kingdom company (the "Company"), and the beneficial owners of the outstanding common shares of the Company (the "Paragon Stockholders") have entered into an Agreement (the "Agreement") with Optelecom, Inc., a Delaware corporation ("Optelecom"), which contemplates Optelecom's acquisition of certain assets of the Company and issuance to the Company, in partial consideration for the assets, of the number of shares of Optelecom common stock determined by the formula set forth in the Agreement (the "Optelecom Shares"). The Agreement contemplates that, promptly after the effective time of the foregoing transaction, the Company will distribute the Optelecom Shares to the Paragon Stockholders. The Optelecom Shares to be distributed to the undersigned are hereinafter referred to as the "Shares." With respect to the Shares, the undersigned hereby represents and warrants to Optelecom and agrees and consents as follows:

         (1) The undersigned is acquiring the Shares for investment and not with a view to the resale or distribution thereof. The undersigned has no present intention of selling or otherwise disposing of all or any part of the Shares, except for sales which may be made pursuant to the registration statement provided for in the Agreement. The undersigned is acquiring the Shares for his own account. No other person will have a direct or indirect beneficial interest in the Shares. If the Shares are registered at the request of the undersigned in a name other than the name of the undersigned, such registration shall not confer any beneficial interest in the Shares to anyone other than the undersigned who shall retain the sole economic interest in the Shares and the sole right to vote or direct the voting of the Shares and the sole right to dispose or direct the disposition of the Shares.

         (2) The undersigned understands that the Shares are not registered under the Securities Act of 1933 (the "Act"); that the Shares are being issued in reliance upon the provisions of Section 4(2) of the Act, exempting from the registration requirements of the Act transactions not involving any public offering; that the Shares must be held indefinitely unless they are subsequently registered under the Act or unless an exemption from such registration is available, such as that provided by Rule 144 under the Act; and that Optelecom is under no obligation to register the Shares, except as provided in the Agreement, or to comply with any condition required for an exemption from registration.

         (3) Either alone or together with a "purchaser representative" (as defined in Rule 501(h) under the Act), the undersigned has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of acquiring the Shares, has adequate means of providing for current needs and contingencies, is able to bear the economic risk of acquiring the Shares, has no need for liquidity with respect to such investment and could afford the complete loss thereof. The undersigned, either alone or together with a purchaser representative, has received and examined the Form 10-K Annual Report of Optelecom for the year ended December 31, 1996, the Form 10-Q Quarterly Reports of Optelecom for the periods ended March 31, June 30 and September 30, 1997, the Definitive Proxy Statement of Optelecom for its annual meeting of stockholders held April 30, 1997, and other information concerning Optelecom, and has had the opportunity to request additional information from and to ask questions of Optelecom.

         (4) The undersigned agrees not to sell any of the Shares without registration under applicable United States federal and state securities laws or an opinion of counsel satisfactory to Optelecom that registration under applicable federal and state securities laws is not required.

         (5) The undersigned consents to the issuance of stop transfer instructions to Optelecom's transfer agent with respect to the Shares, to the notation of stop transfer instructions in appropriate records of Optelecom and to the placement of restrictive legend on the certificates evidencing the Shares in substantially the following form:

             THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.



Dated: December 12, 1997                           Very truly yours,

                                                   Modeledge

                                                   /s/ Peter H. Hawley
                                                   -----------------------------
                                                   Peter H. Hawley